UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2011

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 9, 2011, Biolase Technology, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2011, the 2011 Annual Meeting of Stockholders of the Company was held at the Company's headquarters, 4 Cromwell, Irvine, California. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

1. Stockholders elected all of the Company's four nominees for director, to serve a one-year term until the 2012 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as set forth below:

Alexander K. Arrow, M.D.
Votes For: 13,859,280
Votes Against: 92,988
Abstentions: 51,269
Broker Non-votes: 9,057,341

Gregory E. Lichtwardt
Votes For: 13,875,494
Votes Against: 93,303
Abstentions: 34,340
Broker Non-votes: 9,057,341

Norman J. Nemoy, M.D.
Votes For: 13,736,803
Votes Against: 235,679
Abstentions: 31,055
Broker Non-votes: 9,057,341

Federico Pignatelli
Votes For: 13,904,694
Votes Against: 63,018
Abstentions: 35,825
Broker Non-votes: 9,057,341

2. Stockholders approved the amendment to the 2002 Stock Incentive Plan, as set forth below:

Votes For: 12,981,188
Votes Against: 932,287
Abstentions: 90,062
Broker Non-votes: 9,057,341

3. Stockholders ratified the selection of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011, as set forth below:

Votes For: 22,752,042
Votes Against: 65,811
Abstentions: 243,025
Broker Non-votes: 0

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

99.1 Press Release of Biolase Technology, Inc., dated May 9, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

May 9, 2011	By:	Federico Pignatelli

Name: Federico Pignatelli
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 9, 2011, of Biolase Technology, Inc.